                                                ANNUAL REPORT, December 31, 1997
                                                           NAVELLIER SERIES FUND
                                                     1 East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------
                                                               February 20, 1998

Dear Shareholder:

    For the year 1997, the Navellier Series Fund, Aggressive Small Cap Equity Portfolio ("the Fund") was up 11.24% (7.90% after the maximum load). In 1997 the Russell 2000* was up 20.52% and the NASDAQ Composite** was up 21.64%. The Fund's annualized return since public offering (April 1, 1994) is 22.01% (21.01% after the maximum load). The annualized returns for the Russell 2000 and the Nasdaq Composite over the same period were 15.91% and 22.04% respectively.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO

                                               Series Fund    Russell 2000      NASDAQ Composite
4/1/94                                             $10,000         $10,000               $10,000
6/30/94                                             $9,521          $9,571                $9,496
9/30/94                                            $10,427         $10,202               $10,280
12/30/94                                           $11,426          $9,972               $10,114
3/31/95                                            $11,655         $10,387               $10,992
6/30/95                                            $14,048         $11,297               $12,555
9/29/95                                            $16,514         $12,363               $14,036
12/29/95                                           $16,431         $12,585               $14,152
3/29/96                                            $18,009         $13,175               $14,815
6/28/96                                            $20,973         $13,806               $15,939
9/30/96                                            $20,323         $13,797               $16,503
12/31/96                                           $18,968         $14,443               $17,365
3/31/97                                            $16,015         $13,645               $16,433
6/30/97                                            $19,256         $15,788               $19,397
9/30/97                                            $22,029         $18,076               $22,674
12/31/97                                           $21,101         $17,407               $21,122

The above chart indicates the return of $10,000 invested in the NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO on April 1, 1994. As the chart shows by December 31, 1997, the value of the investment would have grown to $21,101, a 111.01% increase. For comparison purposes, look at how the NASDAQ Composite and the Russell 2000 performed over the same period. An investment of $10,000 in the NASDAQ Composite over the same period would have grown to $21,122, a 111.22% increase. Similarly an investment of $10,000 in the Russell 2000 over the same period would have grown to $17,407, a 74.07% increase.

The above charts and performance numbers assume reinvestment of all distributions.

Please be aware that past performance is no indication of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    Value strategies dramatically outperformed growth strategies in 1997 by the largest margin in 19 years. For example, in 1997 the Russell 2000 Value Index was up 31.78%, while the Russell 2000 Growth Index was only up 12.95%. Obviously, because Navellier only had "growth" funds available for much of 1997, our growth bias hurt our performance. Fundamentally, growth stocks are back at the same levels they were in 1990, just before they exploded in 1991. Often, we have found that whatever strategy "lagged" in the previous year, "leads" in the next year.

    This was a particularly strong year for large capitalization stocks as evidenced by a return of 33.31% for the S&P 500. After flirting with small capitalization stocks in the second and third quarters, the market once again became a large capitalization dominated and value oriented market, continuing a trend that has developed over the last 24 months. A few sobering facts from the fourth quarter include, a flat Dow Jones, and a 2.5% gain for the S&P 500 compared to a -6.8% return for the NASDAQ and a -3.3% return for the Russell 2000. The growth vs. value comparison is even more telling as the Russell 2000 Growth Index lost 8.2% for the fourth quarter while the Russell 2000 Value Index gained 1.7%. Technology stocks suffered through an extremely volatile year, with strong second and third quarters sandwiched between dismal first and fourth quarters. In December, a few technology stocks disappointed Wall Street with poor quarterly earnings, so the analyst community immediately blamed the Southeast Asian crisis as the primary reason that they had grossly overestimated the latest quarterly earnings numbers. As a result, the analyst community started to slash their 1998 earnings estimates on many leading technology stocks. Then another bomb fell in December when both Oracle and 3M announced that its earnings would be hindered by the Southeast Asian crisis. All of a sudden, the Southeast Asian crisis was encompassing more than just technology stocks, so the entire U.S. stock market sold off because the analyst community rushed to aggressively cut earnings estimates on many leading companies. In 1997 the strongest performing stocks were found in the financial sectors as they continued to benefit from an excellent interest rate environment. The falling interest rate environment continues to be very supportive for higher stock prices. The stock and bond markets compete for capital, so when interest rates move lower, normally stock prices and price earnings ratios drift higher because more money tends to flow into the stock market.

    The financial community continues to marvel at the unprecedented third year of more than 20% growth for the S&P 500. Many analysts were not surprised by the terrific performance of the market this year given the favorable economic conditions. With 3.7% real GDP growth and just 2% GDP-based inflation, we saw the best overall economic performance in decades. Interest rates trended downward throughout the year, unemployment fell to 4.7%, capital gains taxes were cut and inflation was practically non-existent. Consumer confidence remained strong all year as disposable income rose 3.7% and consequently consumers spent 3.6% more than they did in 1996. Although payroll costs advanced by 2.4%, corporate profits still managed to climb by 11%, due to significant increases in productivity. The old news at this point is the Southeast Asian crisis, which briefly halted the markets' relentless climb in 1997.

    So far in 1998, one of the reasons that the stock market started to rally is that finally some leading stocks, such as Disney, released better than expected earnings and inspired a little confidence in the overall stock market. Investors finally came to the realization that Southeast Asia will not cause the entire U.S. economy to melt down. The stocks that have been most seriously impacted by the Southeast Asian crisis, namely technology stocks, have also been rallying strongly. However, the analyst community remains very wary about the earnings prospects for many technology companies, so we expect that the recent rebound in technology stocks is just a "dead-cat" bounce that will soon dissipate. Much of the recent stock market strength has been isolated in a few key industry groups. Although the breadth and power of the stock market has improved in recent weeks, we are still expecting a very selective stock market, similar to the third quarter of 1997, where large capitalization stocks take a breather and small-to-mid capitalization stocks lead. NASDAQ has been stronger than the Dow Industrials and the S&P 500 so far in 1998, so this much anticipated leadership change may have begun already. Our strategy remains focused on uncovering stocks with better sales and earnings growth potential than the overall stock market. We hope that by finding those companies that can demonstrate consistent accelerating earnings growth, our growth funds will shine in an increasingly selective market.

    This year Navellier is proud to announce that we have broadened our offerings by introducing four new portfolios in the Navellier Performance Funds family. We are using a "value" approach to quantitative analysis for our new Navellier Small Cap Value Portfolio and the Navellier Large Cap Value Portfolio. We have also introduced our new Navellier Large Cap Growth Portfolio which uses the more familiar Navellier methodology but focuses on the larger cap sector of the market. With all three of these portfolios we are seeking strong returns with reasonable risk levels by using portfolio optimization and risk analysis programs in conjunction with our proprietary computerized screening process. Additionally, the Navellier International Equity Portfolio made its debut this year. We would like to introduce to you a new member of the Navellier team, Ram Kolluri, who will be responsible for management of the Navellier International Equity Portfolio. We strongly encourage all of our clients to call us for more information on the new portfolios and for help with the recommended allocations for all of our funds.

    Finally, a short note regarding the proposed merger of the Navellier Series Fund, Aggressive Small Cap Equity Portfolio into the Navellier Performance Funds family and the load status of the Fund. As many of you already know we made the Fund a no-load fund back in December of 1997. We have suffered through a number of delays in bringing the Fund into the Navellier Performance Funds family and as a result, we felt it was only fair to make the Fund no-load until the merger process is completed. The no-load status of the Fund is only one of several advantages to be achieved through the merger process. In addition, we want to thank you for your patience and for sticking with us through an unprecedented period of turmoil last spring and summer.

    Please call our new Navellier Marketline for the latest fund prices and weekly market commentary at (800) 730-9005 and look for our new website at www.navellier.com.

    Thank you for allowing us to manage some of your assets. We feel very obligated to our shareholders and promise to make every effort to maintain our high performance standards. As always, please feel free to contact us if you have any questions or if we can help you in any way.

Sincerely,

          [SIG]                                                       [SIG]
LOUIS G. NAVELLIER                              ALAN ALPERS

THIS MATERIAL HAS BEEN PRECEDED BY A NAVELLIER SERIES FUND PROSPECTUS.

 * THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX CONSISTING OF THE SMALLEST 2000 STOCKS IN THE RUSSELL 3000 INDEX. IT IS CONSIDERED REPRESENTATIVE OF THE SMALL CAP MARKET IN GENERAL. IT IS NOT AN INVESTMENT PRODUCT AVAILABLE FOR SALE.

** THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX CONSISTING OF APPROXIMATELY 5,500
   STOCKS. IT IS CONSIDERED REPRESENTATIVE OF THE STOCK MARKET AS A WHOLE. IT IS NOT AN INVESTMENT PRODUCT AVAILABLE FOR SALE.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

-------------------------------------------------------
                                           MARKET VALUE
     SHARES                                    (NOTE 1)

-------------------------------------------------------
COMMON STOCKS--92.4% OF TOTAL INVESTMENTS

AEROSPACE -- 1.9%
     40,000  Ducommun, Inc.*              $   1,397,500
                                          -------------
APPAREL -- 2.5%
     56,800  Oshkosh B Gosh, Inc.             1,874,400
                                          -------------
AUTOMOTIVE -- 0.9%
     16,000  Carlisle Companies, Inc.           684,000
                                          -------------
BANKS -- 5.9%
     30,000  City National Corp.              1,108,125
     39,000  Commercial Bank of New York        897,000
     18,400  First Oak Brook Bancshares,
               Inc.                             883,200
     80,500  Independent Bank Corp.           1,479,187
                                          -------------
                                              4,367,512
                                          -------------
BUILDING AGGREGATES -- 3.8%
     35,000  Centex Construction
               Products, Inc.                 1,054,375
     50,800  Florida Rock Industries,
               Inc.                           1,155,700
     10,000  Southdown, Inc.                    590,000
                                          -------------
                                              2,800,075
                                          -------------
BUILDING PRODUCTS -- 1.5%
     50,600  American Woodmark Corp.          1,113,200
                                          -------------
CATALOG AND SPECIALTY DISTRIBUTION -- 2.8%
     49,700  D M Management, Co.*               776,563
     38,500  New England Business
               Service, Inc.                  1,299,375
                                          -------------
                                              2,075,938
                                          -------------
COMPUTER SOFTWARE -- 1.8%
     40,800  Compuware Corp.*                 1,305,600
                                          -------------
CONSTRUCTION AND HEAVY EQUIPMENT -- 6.8%
     42,000  Gardner Denver Machinery,
               Inc.*                          1,063,125
     70,000  Gehl Co.*                        1,470,000
     55,300  Terex Corp.*                     1,299,550
     41,100  Wabash National Corp.            1,168,781
                                          -------------
                                              5,001,456
                                          -------------
CONSUMER SERVICES -- 1.0%
     38,500  Ambassadors International,
               Inc.*                            750,750
                                          -------------
CONTAINERS AND PACKAGING -- 0.2%
      5,000  BWAY Corp.*                        114,375
                                          -------------
-------------------------------------------------------
                                           MARKET VALUE
     SHARES                                    (NOTE 1)
-------------------------------------------------------

CONTRACT DRILLING -- 1.9%
     36,000  Patterson Energy Inc.*       $   1,392,750
                                          -------------
DISCOUNT STORES -- 1.3%
     53,000  Ames Department Stores*            927,500
                                          -------------
EDP PERIPHERALS AND SERVICES -- 3.0%
     71,000  Genicom Corp.*                     816,500
     27,900  Systems & Computer Tech.*        1,384,538
                                          -------------
                                              2,201,038
                                          -------------
ELECTRONICS -- 4.8%
     60,000  Advanced Energy Industries,
               Inc.*                            896,250
     30,400  C & D Technologies, Inc.         1,466,800
     72,200  EFTC Corp.*                      1,173,250
                                          -------------
                                              3,536,300
                                          -------------
FLUID CONTROLS -- 1.1%
     49,400  ESSEF Corp.*                       790,400
                                          -------------
HOMEBUILDING -- 6.2%
     67,400  Engle Homes, Inc.                1,238,475
     50,000  Fairfield Communities,
               Inc.*                          2,212,500
     53,000  NVR, Inc.*                       1,159,375
                                          -------------
                                              4,610,350
                                          -------------
HOSPITAL AND NURSING MANAGEMENT -- 0.5%
     13,950  Quorum Health Group, Inc.*         364,444
                                          -------------
INDUSTRIAL SPECIALTIES -- 1.4%
     30,000  Carbide/Graphite Group,
               Inc.*                          1,012,500
                                          -------------
INSURANCE -- 4.5%
     15,000  Allied Group, Inc.                 429,375
     24,000  Enhance Financial Services
               Group                          1,428,000
    100,000  Hooper Holmes, Inc.              1,456,250
                                          -------------
                                              3,313,625
                                          -------------
INVESTMENT BANKERS AND BROKERS
  SERVICES -- 3.6%
     40,500  Duff & Phelps Credit
               Rating Co.                     1,645,312
     38,500  Southwest Securities Group,
               Inc.                             991,375
                                          -------------
                                              2,636,687
                                          -------------
MEDICAL SPECIALTIES -- 0.4%
     10,000  Osteotech, Inc.*                   272,500
                                          -------------

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997 (CONTINUED)

-------------------------------------------------------
                                           MARKET VALUE
     SHARES                                    (NOTE 1)
-------------------------------------------------------

COMMON STOCKS (CONTINUED)
METAL FABRICATIONS -- 2.2%
     52,500  Encore Wire Corp.*           $   1,611,094
                                          -------------
MILITARY/GOVERNMENT/TECHNICAL -- 3.4%
     50,000  Allied Research Corp.*             621,875
     99,100  Applied Signal Technology*       1,362,625
     30,000  Engineered Support Systems,
               Inc.                             551,250
                                          -------------
                                              2,535,750
                                          -------------
OIL AND GAS TRANSMISSION -- 1.3%
     21,500  Santa Fe Pacific Pipeline
               Partner                          983,625
                                          -------------
PRECISION INSTRUMENTS -- 2.2%
     43,200  MTS Systems Corp.                1,620,000
                                          -------------
PRINTING AND FORMS -- 2.9%
     29,000  Consolidated Graphics,
               Inc.*                          1,352,125
     20,000  Mail-Well, Inc.*                   810,000
                                          -------------
                                              2,162,125
                                          -------------
SAVINGS AND LOAN ASSOCIATIONS -- 12.3%
      7,000  Advantage Bancorp, Inc.            496,125
     10,000  Andover Bancorp, Inc.              402,500
     40,500  CFSB Bancorp, Inc.               1,063,125
     31,000  Columbia Banking Systems,
               Inc.*                            837,000
     39,466  New York Bancorp, Inc.           1,566,307
    101,400  PDS Financial Corp.*               684,450
     66,800  St. Paul Bancorp, Inc.           1,753,500
     50,000  TR Financial Corp.               1,662,500
     16,000  Trans Financial, Inc.              622,000
                                          -------------
                                              9,087,507
                                          -------------
SEMICONDUCTORS -- 1.8%
     33,000  Dallas Semiconductor Corp.       1,344,750
                                          -------------
SERVICES: HEALTH INDUSTRY -- 0.7%
     54,000  TLII Liquidating Corp.             536,625
                                          -------------
-------------------------------------------------------
                                           MARKET VALUE
     SHARES                                    (NOTE 1)
-------------------------------------------------------

SPECIALTY FOODS AND CANDY -- 0.8%
      9,400  Suiza Food Corp.*            $     559,887
                                          -------------
SPECIALTY STEELS -- 1.5%
     74,500  Universal Stainless Alloy*       1,080,250
                                          -------------
SPECIALTY STORES -- 0.5%
     24,000  Funco, Inc.*                       357,000
                                          -------------
TELECOMMUNICATIONS EQUIPMENT -- 1.3%
     51,500  Cognitronics Corp.*                988,156
                                          -------------
TEXTILES -- 2.0%
    126,900  Dyersburg Corp.                  1,443,488
                                          -------------
TRUCKING -- 1.2%
     35,600  Landair Services, Inc.*            863,300
                                          -------------
WHOLESALERS -- 0.7%
     20,000  Cellstar Corp.*                    397,500
      3,000  United Stationers, Inc.*           144,375
                                          -------------
                                                541,875
                                          -------------
TOTAL COMMON STOCK
 (COST $60,320,356)                          68,258,332
                                          -------------
AGENCY OBLIGATIONS -- 7.6%

-------------------------------------------------------
  PRINCIPAL
------------------------------------------------------
$ 5,601,000  Federal Home Loan Bank
               Discount Notes, 4.75%,
               1/2/97 (Cost $5,599,522)  $   5,599,522
                                         -------------
TOTAL INVESTMENTS -- 100.0%
 (COST $65,919,878)                      $  73,857,854
                                         -------------
                                         -------------

-------------------------------------------------

(*) NON-INCOME PRODUCING.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
  Securities at Value (Note 1) (Cost $65,919,878)........................................  $73,857,854
  Cash in Custodian Bank.................................................................        1,863
  Receivable for Shares Sold.............................................................       35,000
  Dividends Receivable...................................................................       31,419
  Interest Receivable....................................................................          739
  Unamortized Organizational Costs (Note 1)..............................................        1,918
                                                                                           -----------
    Total Assets.........................................................................   73,928,793
                                                                                           -----------
LIABILITIES
  Distributions Payable..................................................................      584,370
  Payable for Shares Redeemed............................................................      351,137
  Investment Advisory Fee Payable (Note 2)...............................................       79,945
  Administrative Fee Payable (Note 2)....................................................       15,989
  Other Payables and Accrued Expenses....................................................       15,989
  Commissions Payable....................................................................          204
  Organizational Expenses Payable to Adviser (Note 1)....................................        1,918
                                                                                           -----------
    Total Liabilities....................................................................    1,049,552
                                                                                           -----------

NET ASSETS...............................................................................  $72,879,241
                                                                                           -----------
                                                                                           -----------
SHARES OUTSTANDING.......................................................................    4,555,116
                                                                                           -----------
                                                                                           -----------
NET ASSET VALUE PER SHARE................................................................       $16.00
                                                                                           -----------
                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Interest (Note 1).....................................................................  $    353,737
  Dividends (Note 1)....................................................................       606,957
                                                                                          ------------
    Total Investment Income.............................................................       960,694
                                                                                          ------------
EXPENSES
  Investment Advisory Fee (Note 2)......................................................     1,257,496
  Extraordinary Expenses (Note 2).......................................................       578,902
  Administrative Fee (Note 2)...........................................................       251,499
  Transfer Agent and Custodian Fee (Note 3).............................................       230,537
  Legal Fees............................................................................        75,991
  Shareholder Reports and Notices.......................................................        63,197
  Registration Fees.....................................................................        56,935
  Proxy Expense.........................................................................        43,234
  Audit Fees............................................................................        22,100
  Trustees' Fees and Expenses (Note 2)..................................................        21,150
  Organizational Expense (Note 1).......................................................         2,892
  Other Expenses........................................................................        31,140
                                                                                          ------------
    Total Expenses......................................................................     2,635,073
    Less Expenses Reimbursed by Investment Adviser (Note 2).............................      (295,677)
                                                                                          ------------
      Net Expenses......................................................................     2,339,396
                                                                                          ------------
NET INVESTMENT LOSS.....................................................................    (1,378,702)
                                                                                          ------------
Net Realized Gain on Investment Transactions............................................    25,247,521
Net Change in Unrealized Appreciation/Depreciation of Investments.......................   (28,940,108)
                                                                                          ------------
NET LOSS ON INVESTMENTS.................................................................    (3,692,587)
                                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................  $ (5,071,289)
                                                                                          ------------
                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FOR THE YEARS ENDED DECEMBER
                                                                                     31,
                                                                         ----------------------------
                                                                             1997           1996
                                                                         -------------  -------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss..................................................  $  (1,378,702) $  (2,477,826)
  Net Realized Gain on Investment Transactions.........................     25,247,521        463,797
  Net Change in Unrealized Appreciation/Depreciation of Investments....    (28,940,108)    18,466,247
                                                                         -------------  -------------
    Net Increase (Decrease) in Net Assets Resulting from Operations....     (5,071,289)    16,452,218
                                                                         -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Realized Gain...............................................    (14,124,008)            --
                                                                         -------------  -------------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares....................................     60,192,194    286,125,562
  Reinvestment of Distributions........................................     13,539,639             --
  Cost of Shares Redeemed..............................................   (171,691,808)  (217,842,421)
                                                                         -------------  -------------
    Net Increase (Decrease) in Net Assets Resulting from Share
      Transactions.....................................................    (97,959,975)    68,283,141
                                                                         -------------  -------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS............................   (117,155,272)    84,735,359
NET ASSETS -- Beginning of Year........................................    190,034,513    105,299,154
                                                                         -------------  -------------
NET ASSETS -- End of Year..............................................  $  72,879,241  $ 190,034,513
                                                                         -------------  -------------
                                                                         -------------  -------------

SHARES
  Sold.................................................................      4,277,974     16,325,181
  Issued in Reinvestment of Distributions..............................        846,228             --
  Redeemed.............................................................    (11,252,090)   (12,473,362)
                                                                         -------------  -------------
    Net Increase (Decrease) in Shares..................................     (6,127,888)     3,851,819
                                                                         -------------  -------------
                                                                         -------------  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                                   FOR THE
                                                              FOR THE YEARS ENDED DECEMBER 31,   PERIOD ENDED
                                                              --------------------------------   DECEMBER 31,
                                                                1997       1996        1995         1994*
                                                              --------   ---------   ---------   ------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period......................   $17.79      $15.41      $10.98       $10.00
                                                              --------   ---------   ---------   ------------
Income from Investment Operations:
  Net Investment Loss.......................................    (0.30)      (0.23)      (0.16)       (0.08)
  Net Realized and Unrealized Gain on Investments...........     2.30(C)     2.61        4.97         1.06
                                                              --------   ---------   ---------   ------------
    Total from Investment Operations........................     2.00        2.38        4.81         0.98
                                                              --------   ---------   ---------   ------------
Distributions to Shareholders:
  From Net Realized Gain....................................    (3.79)         --       (0.38)          --
                                                              --------   ---------   ---------   ------------
Net Increase (Decrease) in Net Asset Value..................    (1.79)       2.38        4.43         0.98
                                                              --------   ---------   ---------   ------------
Net Asset Value -- End of Period............................   $16.00      $17.79      $15.41       $10.98
                                                              --------   ---------   ---------   ------------
                                                              --------   ---------   ---------   ------------

TOTAL INVESTMENT RETURN(A)..................................    11.24%      15.44%      43.80%        9.80%

RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2).......................     2.33%       1.75%       1.75%        1.68%(D)
Expenses Before Reimbursement (Note 2)......................     2.62%       1.86%       2.10%        4.52%(D)
Net Investment Loss.........................................    (1.37)%     (1.33)%     (1.15)%      (0.81)%(D)

SUPPLEMENTARY DATA:
Portfolio Turnover Rate.....................................    183.5%      136.9%      169.6%       139.9%
Net Assets at End of Period (000's omitted).................  $72,879    $190,035    $105,299      $18,224
Number of Shares Outstanding at End of Period (000's
  omitted)..................................................    4,555      10,683       6,831        1,660
Average Commission Rate Paid(B).............................  $0.0402     $0.0424          --           --

----------------

(A) Total returns do not include the maximum sales load. Total returns for periods of less than one year are not annualized.
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(C) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.
(D) Annualized

*FROM COMMENCEMENT OF OPERATIONS JANUARY 3, 1994

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

1. Significant Accounting Policies

    Navellier Series Fund (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund consists of one portfolio, Navellier Aggressive Small Cap Equity Portfolio (the "Portfolio"), known as the MFS Aggressive Small Cap Equity Fund from March 16, 1997 to July 14, 1997. Prior to December 8, 1997, shares of the Fund were purchased at the public offering price which includes a maximum sales charge of up to 3% depending on the size of the purchase. Since December 8, 1997, shares of the Fund are sold without sales charge. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

      (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates current value. Securities for which there are no such quotations or valuations are valued at fair value in good faith by or at the direction of the Trustees.

      (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss from securities transactions are computed on an identified cost basis.

      (c) Dividends, if any, from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

      (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income and net capital gains to its shareholders. Therefore, no Federal income or excise tax provision is required.

      (e) Organizational expenses of the Fund totaling $143,294 are being deferred and amortized over 60 months beginning with the public offering of shares. Any redemption by an initial investor during the amortization period will be reduced by a prorata portion of any of the unamortized organization expenses. Such proration is calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. During 1997, the initial investor redeemed a portion of the initial shares. At December 31, 1997, unamortized organization costs were $1,918.

2. Investment Advisory Fees and Other Transactions with Affiliates

   INVESTMENT ADVISER

    For the periods from January 1, 1997, to March 15, 1997, and from July 15, 1997, to December 31, 1997, investment advisory services and administrative services were provided by Navellier Management, Inc., (the "Adviser"). From March 16, 1997, to July 14, 1997, investment advisory services and administrative services were provided by Massachusetts Financial Services Company ("MFS"). The advisory fee paid to Navellier and to MFS for investment advisory services was 1.25% of the daily net assets on an annual basis. Navellier and MFS received 0.25% of the daily net assets on an annual basis for administrative services provided to the Fund. Navellier and MFS also received reimbursement for certain operating expenses incurred on behalf of the Fund, as more fully described below. Certain

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------

Directors and officers of Navellier served as Trustees of the Fund during the periods from January 1, 1997 to March 15, 1997 and from July 11, 1997 to December 31, 1997, and certain officers of MFS served as officers of the Fund from March 16, 1997, to July 14, 1997.

    Prior to March 15, 1997, and during the period July 15, 1997, to December 31, 1997, under an agreement between the Fund and Navellier related to the payment of the Fund's operating expenses, Navellier reserved the right to request reimbursement for past, present and future operating expenses of the Fund paid by Navellier at any time upon notice to the Fund. Navellier voluntarily agreed not to seek future reimbursement of all past expenses which had not been reimbursed at December 31, 1997. For the period from March 16, 1997 to July 14, 1997, MFS agreed to bear the Fund's normal operating expenses, subject to reimbursement by the Fund. The expense reimbursement arrangement with MFS did not include extraordinary Fund expenses, such as litigation-related expenses or any expenses which were borne or accrued prior to March 16, 1997. During the period March 16, 1997, to July 14, 1997, the Fund incurred $578,902 in extraordinary expenses in connection with litigation, proxy solicitation and proxy certification expenses incurred above the normal expense of holding a routine shareholder meeting, and administrative expenses related to the transfer of the investment advisory contract and the administrative services contract from Navellier to MFS.

    Under the operating expense agreement between Navellier and the Fund from the periods from January 1, 1997, to March 15, 1997, and July 15, 1997, to December 31, 1997, and the operating expense agreement between MFS and the Fund from March 16, 1997, to July 14, 1997, the following amounts were paid or incurred, based on a reimbursement rate of 0.25% of the daily net assets on an annual basis for the respective periods. Amounts paid or incurred, amounts reimbursed and amounts not reimbursed at December 31, 1997, for Navellier and MFS are disclosed below.

                                                                              NAVELLIER     MFS
                                                                              ---------  ---------
Operating expenses incurred.................................................  $ 306,581  $ 240,595
Amounts reimbursed..........................................................    182,162     69,337
                                                                              ---------  ---------
Unreimbursed amounts........................................................  $ 124,419  $ 171,258
                                                                              ---------  ---------
                                                                              ---------  ---------
Amount subject to request for reimbursement which has been waived by the investment adviser.........................................................  $ 124,419  $ 171,258
                                                                              ---------  ---------
                                                                              ---------  ---------

   DISTRIBUTOR

    For the periods January 1, 1997, to March 15, 1997, and July 15, 1997, to December 31, 1997, Navellier Securities Corp. ("NSC") acted as the Fund's Distributor pursuant to a distribution agreement with the Fund. During these periods an officer and Trustee of the Fund also was an officer and Director of NSC. For the period from March 16, 1997, to July 14, 1997, MFS Funds Distributor, Inc. ("MFD") acted as the Fund's distributor pursuant to a distribution agreement with the Fund. A Trustee of the Fund was also a Director of MFD. For the year ended December 31, 1997, NSC and MFD received $48,963 and $23,540, respectively, as the portion of sales charges on sales of shares of the Fund.

   TRUSTEES

    The Fund pays each of its Trustees not affiliated with the Adviser a fee of $10,000 annually plus specific amounts for attended board and committee meetings. When the Fund exceeds $200,000,000 in total net assets, then the Trustees' fee is raised to $20,000 annually. For the year ended December 31, 1997, Trustees' fees and expenses totaled $21,150.

3. Transfer Agent and Custodian

    Rushmore Trust and Savings, FSB, ("Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------

4. Securities Transactions

    For the period ended December 31, 1997, purchases of securities were $176,220,122 and sales of securities were $287,303,049. These totals exclude short-term securities.

5. Net Unrealized Appreciation/Depreciation of Investments

    As of December 31, 1997, net appreciation of investments for Federal income tax purposes was $7,936,642 of which $10,897,501 related to appreciated investments and $2,960,859 related to depreciated investments. At December 31, 1997, the cost of the Fund's securities for Federal income tax purposes was $65,921,212.

6. Net Assets

    At December 31, 1997, net assets consisted of the following:

Paid-in-Capital.........................................................................  $62,554,653
Accumulated Net Realized Gain on Investment Transactions................................    2,386,612
Net Unrealized Appreciation of Investments..............................................    7,937,976
                                                                                          -----------
NET ASSETS..............................................................................  $72,879,241
                                                                                          -----------
                                                                                          -----------

7. Federal Income Tax

    The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholder all of its net investment income, if any, and all of its realized gain on investments. Accordingly, no provision is made for Federal income taxes or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statement are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from those reported on the Fund's tax return and consequently, the character of distributions to shareholders if any, reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders, if any, are recorded on the Fund's records on the ex-dividend date.

    Permanent differences between tax and financial reporting of net investment income and realized gain or loss are reclassified. As of December 31, 1997, net investment loss of $1,378,702 was reclassified to accumulated net realized gain on investments and $5,447,997 of accumulated net realized gain on investments was reclassified to paid-in-capital.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
Navellier Series Fund
Reno, Nevada

We have audited the accompanying statement of assets and liabilities of the Navellier Aggressive Small Cap Equity Portfolio of the Navellier Series Fund, including the portfolio of investments, as of December 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights presented for the year ended December 31, 1996 and prior were audited by other auditors whose report dated January 31, 1997, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navellier Aggressive Small Cap Equity Portfolio as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

                    [LOGO]

Philadelphia, Pennsylvania
February 20, 1998

                                                  [LOGO]

                                                 NAVELLIER
                                                SERIES FUND
                                            -------------------


                                               ANNUAL REPORT

                                            DECEMBER 31, 1997









        NAVELLIER OFFICES:
   ONE EAST LIBERTY  THIRD FLOOR
        RENO, NEVADA 89501
        800-887-8671 P.S.T.

   CUSTODIAN & TRANSFER AGENT:
 RUSHMORE TRUST AND SAVINGS, FSB
     4922 FAIRMONT AVENUE
      BETHESDA, MD 20814
      800-622-1386 E.S.T.